UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2022

Marinus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, Radnor, PA
5 Radnor Corporate Center, Suite 500 100 Matsonford Rd, Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 801-4670

__________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 23, 2022, Marinus Pharmaceuticals, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its previously disclosed Credit Agreement and Guaranty dated as of May 11, 2021 with Oaktree Fund Administration, LLC, as administrative agent (the “Administrative Agent”), and the lenders party thereto (as amended by that certain Letter Agreement re: Minimum Liquidity Amount dated May 17, 2021, the “Credit Agreement”), to extend the commitment termination date for the $25.0 million of Tranche C term loan commitment (the “Tranche C Term Loan Commitment”) to December 31, 2023 and to eliminate the 0.75% commitment fee applicable to the Tranche C Term Loan Commitment. The availability of the Tranche C Term Loan Commitment remains subject to the Company’s achievement of certain financing and product development milestones and satisfaction of certain other conditions specified in the Credit Agreement.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Separately, on May 16, 2022, pursuant to the Credit Agreement, the Company also delivered to the Administrative Agent a separate notice of commitment termination with respect to the $25.0 million of Tranche D term loan commitment (the “Tranche D Term Loan Commitment”). Following the termination of the Tranche D Term Loan Commitment, the total funds available under the Credit Agreement will be $100.0 million, consisting of $75.0 million of previously drawn term loans and $25.0 million of the Tranche C Term Loan Commitment.

The description of the Credit Agreement is not complete and is qualified in its entirety by reference to the complete text of the Credit Agreement. A copy of the Credit Agreement is filed as Exhibits 10.1 and 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 17, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Letter Agreement re: Amendment to Tranche C Commitment, dated May 23, 2022, by and among Marinus Pharmaceuticals, Inc., as Borrower, Oaktree Fund Administration, LLC, as Administrative Agent and the other lenders party thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

Date: May 25, 2022/s/ Steven Pfanstiel

Steven Pfanstiel

Chief Financial Officer